Divestiture	9 Months Ended
Sep. 30, 2025
Divestitures [Abstract]
Divestiture

5. DIVESTITURE
On September 30, 2025, the Company divested its entire 50 percent interest in WRB, which was held in the U.S. Refining segment. Proceeds of US$1.3 billion (C$1.8 billion), net of preliminary closing adjustments, were included in accounts receivable and accrued revenues as at September 30, 2025 (see Note 8). The proceeds were received on October 1, 2025.
The before-tax gain of $106 million on divestiture reflects the difference between proceeds and the Company’s share of net assets of $3.0 billion and a cumulative foreign currency translation adjustment directly attributable to WRB of $1.3 billion (see Note 16) that was recycled upon divestiture. An associated deferred tax recovery of $315 million was recorded on the divestiture of WRB.